Fees Summary	Jun. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,632,885,000.00
Previously Paid Amount	0.00
Total Fee Amount	249,994.69
Total Offset Amount	0.00
Net Fee	$ 249,994.69
Final Prospectus	false